Federated Hermes U.S. SMID Fund
Portfolio of Investments
September 30, 2021 (unaudited)
Shares			Value
		COMMON STOCKS—100.3%
		Communication Services—2.2%
2,568	[1]	CarGurus, Inc.	$80,661
		Consumer Discretionary—16.1%
950		Brunswick Corp.	90,506
484		Columbia Sportswear Co.	46,387
2,031	[1]	LKQ Corp.	102,200
16	[1]	NVR, Inc.	76,705
1,263		Pulte Group, Inc.	57,997
1,266		Service Corp. International	76,289
1,547	[1]	Skechers USA, Inc., Class A	65,160
1,172	[1]	Terminix Global Holdings, Inc.	48,837
1,339	[1]	Vroom, Inc.	29,552
		TOTAL	593,633
		Financials—16.8%
106	[1]	Alleghany Corp.	66,187
1,268		Brown & Brown	70,311
704		Community Bank System, Inc.	48,168
1,408		Lazard Ltd., Class A	64,486
846	[1]	Palomar Holdings, Inc.	68,382
725		Reinsurance Group of America	80,664
3,620		Sterling Bancorp	90,355
46		White Mountains Insurance Group, Inc.	49,202
1,004		Wintrust Financial Corp.	80,692
		TOTAL	618,447
		Health Care—14.5%
143	[1]	Abiomed, Inc.	46,549
851	[1]	AMN Healthcare Services, Inc.	97,652
97	[1]	Bio-Rad Laboratories, Inc., Class A	72,357
251	[1]	ICU Medical, Inc.	58,579
622	[1]	Livanova PLC	49,256
579		PerkinElmer, Inc.	100,335
314		STERIS PLC	64,144
945	[1]	Vericel Corp	46,116
		TOTAL	534,988
		Industrials—17.6%
460	[1]	Axon Enterprise, Inc.	80,509
627	[1]	Chart Industries, Inc.	119,826
746	[1]	Clean Harbors, Inc.	77,487
930		Fortune Brands Home & Security, Inc.	83,161
1,718		nVent Electric PLC	55,543
501		Simpson Manufacturing Co., Inc.	53,592
1,205		Smith (A.O.) Corp.	73,589
606		Timken Co.	39,645
592		Woodward, Inc.	67,014
		TOTAL	650,366
		Information Technology—23.8%
1,055	[1]	Altair Engineering, Inc.	72,732
864		Brooks Automation, Inc.	88,430

Shares			Value
		COMMON STOCKS—continued
		Information Technology—continued
634		Cognex Corp.	$50,859
104	[1]	Fair Isaac & Co., Inc.	41,385
399	[1]	Gartner, Inc., Class A	121,248
157		Henry Jack & Associates, Inc.	25,757
544		Maximus, Inc.	45,261
1,075		National Instruments Corp.	42,172
933		Power Integrations, Inc.	92,358
405	[1]	PTC, Inc.	48,515
517	[1]	Silicon Laboratories, Inc.	72,463
630		Teradyne, Inc.	68,777
599	[1]	WEX, Inc.	105,508
		TOTAL	875,465
		Materials—9.3%
639		AptarGroup, Inc.	76,265
1,604	[1]	Axalta Coating Systems Ltd.	46,821
775		Eagle Materials, Inc.	101,649
171		Martin Marietta Materials	58,427
754		RPM International, Inc.	58,548
		TOTAL	341,710
		TOTAL INVESTMENT IN SECURITIES—100.3% (IDENTIFIED COST $2,727,251)	3,695,270
		OTHER ASSETS AND LIABILITIES - NET—(0.3)%[2]	(10,159)
		TOTAL NET ASSETS—100%	$3,685,111
1
Non-income-producing security.
2
Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of total net assets at September 30, 2021.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Fund’s Board of Trustees (the “Trustees”).
■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the valuation committee (“Valuation Committee”) is deemed not representative of fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.

Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corporation (the “Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of September 30, 2021, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.